INCOMETAX: - Significant components of the Company's deferred tax asset (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018
Deferred tax assets:
Net operating loss carry forward	$ 17,811	$ 14,031
Capital loss carry forward	3,421	3,155
Research and development	4,297	1,625
Share based compensation	890	717
Other	67	41
Less - valuation allowance	(26,486)	$ (19,569)
Net change in the total valuation allowance	$ 6,900